AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT This Amendment No. 2 (this “Amendment”) to the Registration Rights and Lock-up Agreement, dated as of December 6, 2024 (as amended, the “Registration Rights Agreement”), by and among New Fortress Energy Inc., a Delaware corporation (the “Company”) and the Supporting Holders party thereto, is entered into this 4th day of February, 2025, by and among the Company and the Supporting Holders. RECITALS WHEREAS, the Company and the Supporting Holders have entered into the Registration Rights Agreement; and WHEREAS, the Company and the Supporting Holders now desire to amend the Registration Rights Agreement only in the respects as set forth in this Amendment. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Amendment to Agreement. The definition of “Initial Filing Deadline” in Section 1 of the Registration Rights Agreement shall be amended and restated in its entirety as follows: “Initial Filing Deadline” means February 14, 2025. 2. Defined Terms. All terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Registration Rights Agreement. 3. Status of Agreement. This Amendment shall be construed in connection with, and as part of, the Registration Rights Agreement. The terms, conditions, covenants, representations, agreements, rights, and remedies set forth in the Registration Rights Agreement, as modified hereby, are hereby confirmed in all respects by the parties hereto and shall continue in full force and effect. This Amendment, and the Registration Rights Agreement, represent the entire agreement of the Company and the Supporting Holders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Company and Supporting Holders related to the subject matter hereof not expressly set forth or referred to herein or in the Registration Rights Agreement. 4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES). 2 5. Counterparts. This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense. [SIGNATURE PAGES FOLLOW] [Signature Page to Amendment No. 2 to Registration Rights Agreement] IN WITNESS WHEREOF, Company and the Supporting Holders have caused this Amendment to be executed in their names by their respective duly authorized representatives. COMPANY: NEW FORTRESS ENERGY INC. By: Name: Christopher S. Guinta Title: Chief Financial Officer [Signature Page to Amendment No. 2 to Registration Rights Agreement] SUPPORTING HOLDERS: NAME OF SUPPORTING HOLDER: [●] [By: [●]] By: Name: Title: